UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2003

SPS TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its Charter)

Commission File Number 1-4416

Pennsylvania (State of incorporation)	23-1116110 (I.R.S. Employer Identification No.)
Two Pitcairn Place, Suite 200 165 Township Line Road Jenkintown, Pennsylvania (Address of principal executive offices)
19046 (Zip Code)

Registrant's telephone number, including area code: (215) 517-2000

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SPS TECHNOLOGIES, INC. AND SUBSIDIARIES

Item 5. Other Events

On September 25, 2003, Precision Castparts Corp. issued a press release stating that Precision Castparts Corp. volunteered to refile its pre-merger notification and report form under the Hart-Scott-Rodino Antitrust Improvements Act with respect to its acquisition of SPS Technologies, Inc. The Press Release issued by Precision Castparts Corp. on September 25, 2003 is filed as Exhibit 99.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements Not Applicable

(b) Pro Forma Financial Information Not Applicable

(c) Exhibits:
     Exhibit 99.1      Press Release by Precision Castparts Corp. dated September 25, 2003.

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SPS TECHNOLOGIES, INC. AND SUBSIDIARIES

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPS TECHNOLOGIES, INC.
(Registrant)

By: /s/William M. Shockley
William M. Shockley
Vice President and
Chief Financial Officer

Date: September 26, 2003

Mr. Shockley is signing on behalf of the registrant and as the Chief Financial Officer of the registrant.